EQ ADVISORS TRUSTSM

SUPPLEMENT DATED JANUARY 31, 2018 TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2017, AS SUPPLEMENTED

This Supplement updates certain information contained in the Prospectus and Statement of Additional Information of EQ Advisors Trust (“Trust”) dated May 1, 2017, as supplemented. You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information and retain it for future reference. You may obtain an additional copy of the Prospectus and Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download a copy of these documents at the Trust’s website at www.axa-equitablefunds.com.

The purpose of this Supplement is to provide you with information regarding a name change of a sub-adviser for the EQ/Global Bond PLUS Portfolio (“Portfolio”).

Information Regarding

EQ/Global Bond PLUS Portfolio

Effective January 31, 2018, First International Advisors, LLC, a Sub-Adviser to the Portfolio, has changed its name to Wells Fargo Asset Management (International), LLC.

Effective January 31, 2018, all references to First International Advisors, LLC in the Prospectus and Statement of Additional Information are replaced with Wells Fargo Asset Management (International), LLC.

In connection with this change, there is no change to the portfolio management team or the Portfolio’s strategy.